EXHIBIT 10.183

             PURCHASE AND SALE AND ACREAGE EXCHANGE AGREEMENT
                GREEN CANYON AREA, OUTER CONTINENTAL SHELF


    This PURCHASE AND SALE AND ACREAGE EXCHANGE AGREEMENT (the Agreement") is executed effective this 28th day of August. 1997. by and between Enserch Exploration. Inc.. a Texas corporation, as seller ("Seller") and Reading & Bates Development Co., a Texas corporation. as buyer ("Buyer"). Enserch Exploration, Inc. is the successor by name change to Lone Star Energy Plant Operations, Inc. ("LSEPO") and the successor by merger to Enserch Exploration, Inc. ("EEX"), a subsidiary of ENSERCH Corporation. The defined term "Seller" shall include Enserch Exploration, Inc., LSEPO and EEX such that the rights, obligations ant commitments of Seller described herein shall inure to and bear upon each of Enserch Exploration Inc., LSEPO and EEX.

                                 RECITALS

     WHEREAS. Seller desires to convey and Buyer desires to acquire certain oil and gas properties and related rights on the terms and conditions provided in this Agreement.

     AND WHEREAS, as consideration for the acquisition of such oil and gas properties by Buyer, Buyer desires to make both a cash payment and a conveyance to Seller of certain other oil and gas properties, and Seller desires to accept such cash payment and conveyance of oil and gal properties;

NOW. THEREFORE. Seller and Buyer hereby agree as follows:

1.   SALE AND PURCHASE

     1.1 Sale. Subject to the terms and conditions of this Agreement, Seller shall sell and Buyer shall purchase and pay for, at the Closing, but effective as of 12:01 a.m., Central Standard Time. August 28, 1997 (the "Effective Date"), the undivided rights, titles and interest; reflected in
Exhibit 1.1 hereof, in and to the assets described below located in or pertaining to the Green Canyon Area on the Outer Continental Shelf off the coastline of the State of Louisiana (the "Assets"):

     (a)  The  oil, gas and mineral leases. described on Exhibit l.1,  Part
          (a) (the Leases"), together with a like interest with respect to the Leases in and to any and all (i) mineral interests, (ii) overriding or landowners' royalty interests. (iii) surface and subsurface interests and rights, (iv) beneficial convertible or reversionary interests, (v) interest owned. claimed or acquired or to be owned. claimed or acquired. by agreement. (vi) production payments (vii) contractual interests owned pursuant to participation agreements operating agreements or similar agreements. and (viii) any and all like or unlike interests, including without limitation those specific items identifies on
          Exhibit 1.1, Part (a). This shall include any contractual rights providing for the acquisition or earning of any of the foregoing, and Seller's rights it respect of any pooled, communitized or unitized acreage of which any of the foregoing is a part. (All of the foregoing shall be called collectively the "Leasehold Interests.")

     (b) Any and all wells, wellbores, pipe. gathering lines, compressors, facilities equipment. platforms, pipelines, templates and any and all other personal real, movable and immovable property, fixtures or equipment which are located on or used directly in connection with the production, treatment or transportation of oil and gas from the Leasehold Interests, including, without limitation, those items specifically identified on Exhibit 1.1, Part (b) (the "Equipment").

     (c) Any and all easements, rights-of-way, and subsurface and surface rights associated or used in connection with any such easements or rights-of-way which easements. rights-of-way and subsurface and surface rights have been obtained for use in connection with the Leasehold Interests (the "Gathering Facilities").
     (d) Any and all oil, gas and other minerals produced from or attributable to the Leasehold Interests on or after the Effective Date.

     (e) To the extent the same are assignable or transferable by Seller and to the extent and only to the extent that the same relate to the ownership or operation of the Leasehold Interests the Gathering Facilities or the Equipment on or after the Effective Date, all of Seller's right, title and interest in and to all orders. contracts (including, without limitation, all contracts and agreements specifically identified on Exhibit 3.7), agreements (including without limitation all operating agreements, transportation agreements, unit agreements, participation agreements and processing agreements) assignments, files, instruments, licenses, authorizations, permits, audits claims, liens, suits, settlements and demands, and other rights, privileges benefits duties and powers conferred upon Seller.

1.2 Title Warranty.  Seller warrants that:

     (a)  Except  as  specifically set forth in Exhibit 1.1 and/or  Exhibit
          3.7 or resulting from the application of the agreements listed therein. neither Seller nor any parent, subsidiary or affiliate of Seller during their respective periods of ownership has (A) executed any deed. conveyance, assignment or other instrument as an assignor, grantor. sublessor or in another capacity or (B) has breached any obligation under any Asset that would (i) result in Buyer's being entitled to receive less than the net revenue interest for any Lease, well or unit set forth in Exhibit 1.1, except as otherwise noted on Exhibit 1.1. of all oil and gas in, under, and that may be produced. saved and marketed from or attributable to such Lease, well or unit, or (ii) obligate Buyer to bear the costs and expenses relating to the maintenance. development and operator of such Lease. well or unit in an amount greater than the working interest for such Lease. well or unit set forth in Exhibit 1.1, unless the net revenue interest attributable to said working interest is increased by a proportionate or or greater amount; and

     (b)  Except  as  specifically set forth in Exhibit 1.1 and/or  Exhibit
          3.7 or resulting from the application of the agreements listed therein, the Assets are free of all liens, mortgages, charges, pledges, security interests and encumbrances, including, but not limited to such as may arise under any contracts or judgments, created by, through or under Seller as of the Closing Date;

(the limited warranty set forth in subparagraphs (a) and (b) above shall hereinafter be referred to as the Special Limited Warranty") Seller shall convey the Assets with no warranty whatsoever other than the Special Limited Warranty, but with full substitution and subrogation to Buyer in and to al covenants, agreements, representations and warranties made by others heretofore given or made it connection with the Assets or any part thereof.

     1.3 Other Warranty Provisions. Except as set forth herein, Buyer acknowledges that (a) Seller has not made any warranty or representation, whether express, implied, at common law, by statute or otherwise. relating to the fitness for an intended purpose or condition of any movable property constituting a portion of the Assets and (b) Buyer shall acquire such personal property in AS IS, WHERE IS" condition Except as may be specifically set forth to the contrary in this Agreement, Buyer acknowledges that Seller has made no representations or warranties whatever, expressed or implied, (Seller having hereby expressly disclaimed all such warranties) as to the accuracy, completeness, or materiality of any data, information, record or materials now, heretofore, or hereafter made available in connection with this Agreement (including, without limitation, any descriptions of oil and gas leases; quality or quantity of hydrocarbon reserves attributable to the Assets, if any;
          production rates. exploratory or development drilling opportunities, decline rates, potential for production of hydrocarbons from the Assets; the environmental condition of said Assets; the legal. tax or other consequences of owning Seller's interest in the Assets; or any other information contained in any material furnished in connection with this transaction) Any and all such data, information, records or materials furnished by Seller to Buyer are provided as convenience only and any reliance on or use of same is at the Buyer's sole risk. EXCEPT AS SET FORTH HEREIN, WITHOUT LIMITING THE GENERALITY OF THIS PARAGRAPH SELLER DISCLAIMS AND NEGATES AS TO ANY PERSONAL PROPERTY, FIXTURES IMPROVEMENTS AND APPURTENANCES SUBJECT TO THIS AGREEMENT (INCLUDING ALL WELLS): (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLE OR MATERIALS. THE PURCHASER EXPRESSLY AGREES THAT TITLE TO SUCH PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES WILL BE ACCEPTED "AS IS", "WHERE IS", "WITH ALL FAULTS", AND IN ITS PRESENT CONDITION AND STATE OF RFPAIR.

     1.4 Exclusion of the Vessel Allegheny/nee Polymariner. Notwithstanding anything to the contrary herein contained, this Purchase and Sale Agreement shall not cover or pertain whatsoever to the vessel Allegheny/nee Polymariner which is currently co-owned by Seller with others and we; purchased for use in connection with the Assets.

2.   PURCHASE PRICE AND OTHER CONSIDERATION.

     2.1 Determination of Purchase Price. The cash portion of the purchase price for the Assets (the "Purchase Price ") shall be Eight Million and No/100 Dollars ($8,000,000.00) (the "Purchase Price");

     2.2 Payment of Purchase Price. The payment of the Purchase Price shall be made by Buyer to Seller in immediately available funds via wire transfer at Closing.

     2.3 Additional Consideration. In addition to the Purchase Price, Buyer shall convey to the Seller at the Closing, but effective as of the Effective Date. the undivided rights, titles and interests reflected in
Exhibit 1.2 hereof in and to the assets described in this Section 2.3 located in or pertaining to the Green Canyon Area on the Outer Continental Shelf off the coastline of the State of Louisiana (the "Buyer's Assets"):

     (a)  The  oil, gas and mineral leases, described on Exhibit 1.2.  Part
          (a) (the "Buyer's Leases"), together with a like interest with respect to the Buyer's Leases in and to any and all (i) mineral interests. (ii) overriding or landowners' royalty interests,
          (iii) surface and subsurface interests and rights, (iv) beneficial, convertible or reversionary interests, (v) interest owned. claimed or acquired. or to be owned, claimed or acquired. by agreement, (vi) production payments, (vii) contractual interests overfed pursuant to participation agreements, operating agreements or similar agreements, and (viii) any and all like or unlike interests. including without limitation those specific items identified on Exhibit 1.2. Part (a). This shall include any contractual rights providing for the acquisition or earning of any of the foregoing, and Buyer's rights in respect of any pooled communitized or unitized acreage of which any of the foregoing is part. (All of the foregoing shall be called collectively the Buyers Leasehold Interests.")

     (b)  [INTENTIONALLY OMITTED]

     (c) Any and all easements, rights-of-way, and subsurface and surface rights associated or used in connection with any such easements of rights-of-way, which easements, rights-of-way and subsurface and surface rights have been obtained for use in connection with the Buyer's Leasehold Interests.

     (d) Any and all oil, gas and other minerals produced from or attributable to the Buyer's Leasehold Interests on or after the Effective Date.

     (e) To the extent the same are assignable or transferable by Buyer and to the extent and only to the extent that the same relate to the ownership or operation of the Buyer's Leasehold Interests. on or after the Effective Date. all of Buyer's right, title and interest in and to all orders, contracts (including, without limitation. all contracts and agreements specifically identified on Exhibit 3.7), agreements (including without limitation all operating agreements. transportation agreements, unit agreements, participation agreements and processing agreements), assignments, files, instruments, licenses. authorizations permits, audits, claims. liens, suits, settlements and demands, and other rights, privileges, benefits, duties and powers conferred upon Buyer.

     2.3  Title Warrant. Buyer warrants that:

     (a)  Except  as  specifically set forth in Exhibit 1.2 and/or  Exhibit
          3.7 or resulting from the application of the agreements listed therein, neither Buyer nor any parent, subsidiary or affiliate of Buyer during their respective periods of ownership has (A) executed any deed, conveyance, assignment or other instrument as an assignor, grantor. sublessor or in another capacity or (B) has breached any obligation under any Buyer's Asset that would (i) result in Seller's being entitled to receive less than the net revenue interest for any Buyer's Lease, well or unit set forth in
          Exhibit 1.2. except as otherwise noted on Exhibit 1.2, of all oil and gas in, under, and that may be produced, saved and marketed from or attributable to such Buyer's Lease, well or unit, or (ii) obligate Seller to bear the costs and expenses relating to the maintenance, development and operation of such Buyer's Lease, well or unit in an amount greater than the working interest for such Buyer's Lease, well or unit set forth in Exhibit 1.2, unless the net revenue interest attributable to said working interest is increased by a proportionate or greater amount; and

     (b)  Except  as  specifically set forth in Exhibit 1.2 and/or  Exhibit
          3.7 or resulting from the application of the agreements listed therein, the Buyer's Assets are free of all liens, mortgages, charges, pledges, security interests and encumbrances, including, but not limited to such as may arise under any contracts or judgements, created by, through or under Buyer as of the Closing Date;

(the limited warranty set forth in subparagraphs (a) and (b) above shall hereinafter be referred to as the Buyer's Special Limited Warranty"). Buyer shall convey the Buyer's Assets with no warranty whatsoever other than the Buyer's Special Limited Warranty, but with full substitution and subrogation to Seller in and to all covenants, agreements, representations and warranties made by others heretofore given or made in connection with the Buyer's Assets or any part thereof.

     2.4 Other Warranty Provisions. Except as set forth herein, Seller acknowledges that (a) Buyer has not made any warranty or representation, whether express, implied, at common law, by statute or otherwise, relating to the fitness for an intended purpose or condition of any movable property constituting a portion of the Buyer's Assets and (b) Seller shall acquire such personal property in "AS IS, WHERE IS" condition. Except as may be specifically set forth to the contrary in this Agreement, Seller acknowledges that Buyer has made no representations or warranties whatever, expressed or implied, (Buyer having hereby expressly disclaimed all such warranties) as to the accuracy, completeness, or materiality of any data, information, record or materials now, heretofore, or hereafter made available in connection with this Agreement (including, without limitation, any descriptions of oil and gas leases; quality or quantity of hydrocarbon reserves attributable to the Buyer's Assets, if any; production rates, exploratory or development drilling opportunities, decline rates, potential for production of hydrocarbons from the Buyer's Assets; the environmental condition of said Buyer's Assets; the legal, tax or other consequences of owning Buyer's interest in the Buyer's Assets; or any other information contained in any material furnished in connection with this transaction). Any and all such data, information, records or materials furnished by Buyer to Seller is provided as a convenience only and any reliance on or use of same is at the Seller's sole risk. EXCEPT AS SET FORTH HEREIN, WITHOUT LIMITING THE GENERALITY OF THIS PARAGRAPH, BUYER DISCLAIMS AND NEGATES AS TO ANY PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES SUBJECT TO THIS AGREEMENT (INCLUDING ALL WELLS): (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLE OR MATERIALS. THE PURCHASER EXPRESSLY AGREES THAT TITLE TO SUCH PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES WILL BE ACCEPTED "AS IS", "WHERE IS", "WITH ALL FAULTS", AND IN ITS PRESENT CONDITION AND STATE OF REPAIR.

3.   REPRESENTATIONS OF SELLER.

     As a principal cause and material inducement to Buyer's execution of this Agreement and to Buyer's consummation of the transactions contemplated hereby, and with the acknowledgment by Seller of Buyer's reliance hereon, Seller, to the extent set forth below and with respect to the undivided interests in the Assets covered hereby, represents to Buyer that as of the date hereof:

     3.1 Existence of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is duly qualified or is in the process of becoming qualified with the MMS, as hereinafter defined, to carry on its business on the Outer Continental Shelf, Gulf of Mexico, federal waters.

     3.2 Power of Seller. Seller has the requisite corporate power to enter into and perform this Agreement and the transactions contemplated hereby. Subject to rights to consent by, required notices to, and filings with or other actions by governmental entities where the same are customarily obtained subsequent to the assignment of oil and gas interests and leases, the execution, delivery and performance of this Agreement by Seller, and the transactions contemplated hereby, will not violate (i) any provision of the articles of incorporation or bylaws of Seller, (ii) any material agreement or instrument to which Seller is a party or by which Seller is or the Assets owned by Seller are bound, (iii) any judgment, order, ruling, or decree applicable to the Assets or to Seller as a party in interest, or (iv) any law, rule or regulation applicable to Seller or to the ownership or operation of the Assets.

     3.3 Authorization of Seller. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Seller. This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing all documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms; subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.4 Brokers. Seller has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement and any such obligation or liability that might exist and which was incurred by Seller, shall be the sole obligation or liability of Seller.

     3.5 Foreign Person. Seller is not a "foreign person" within the meaning of the Sections 1445 and 7701 of Internal Revenue Code of 1986, as amended (the "Code") (i.e. Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     3.6 Litigation. There are no claims, demands, disputes, actions, suits or proceedings pending, or to the knowledge of Seller threatened; against or affecting the Assets or any portion or portions thereof, or the operations of Seller relating to the Assets or any portion or portions thereof, and to the best of Seller's knowledge after reasonable inquiry, except as set forth in Exhibit 3.9, no violation of any laws, statutes, regulations or orders applicable to any Asset or the operation thereof exists.

     3.7 Contracts. Agreements, Commitments and Other Matters. Except as set forth on Exhibit 3.7, to the best of Seller's knowledge, information and belief after reasonable inquiry, there are no contracts, agreements, understandings, commitments, or other obligations (other than the oil, gas and mineral leases, surface leases, rights-of-way and other interests described in Exhibit 1.1 hereto and conveyance documents that are a matter of public record in the Louisiana coastal parishes of Jefferson, LaFourche and/or Terrebonne or that are filed in the "Non-Required" filings or the "Lease File" maintained for the Leases in the New Orleans District of the Minerals Management Service (the "MMS") with respect to the Leases) affecting the Assets which are in effect as of the date hereof. Neither Seller nor any parent, subsidiary or affiliate of Seller has breached any provision of the Leases or the agreements set forth in Exhibit 3.7 and to the best of Seller's knowledge, information and belief after reasonable inquiry, neither has any other party thereto.

     3.8 Consents and Preferential Purchase Rights. There are no consents (except governmental consents which are customarily obtained after the assignment of an offshore federal oil and gas lease), agreements or waivers of preferential rights necessary to the valid assignment of the Assets to Buyer at Closing that have not been affirmatively waived or deemed to have been waived by expiration of the appropriate notice period, and there are no preferential purchase rights or calls on production with respect to the production from the Leasehold Interests, except as may be provided in the agreements listed in Exhibit 3.7, which limit the purchase price for oil or gas, of which are not subject to termination upon 60 days' notice.

     3.9   Environmental  Matters.  Except as  specifically  set  forth  on
Exhibit 3.9, to the best of Seller's knowledge, information and belief after reasonable inquiry, there exists no Environmental Defect with respect to the Assets or any lands pooled therewith. An Environmental Defect means a condition or circumstance that exists in connection with the Leasehold Interests or the other Assets that is not in material compliance with any law, regulation, order or judgment of or agreement with any federal, state or local agency or court relating to the environment or that under such law, regulation, order, judgment or agreement requires the owner or operator of such leases or assets to undertake any cleanup, remediation or other expense (an "Environmental Defect").

     3.10 Open Wells. To the best of Seller's knowledge, information and belief after reasonable inquiry, except for wells identified in Exhibit 1.1, Part (b), there exists no well that it located on any of the Leasehold Interests or lands pooled therewith and that is not plugged and abandoned in accordance with applicable rules, regulations and contractual obligations.

     3.11 Casualty Losses. To the best of Seller's knowledge, information and belief after reasonable inquiry, there has occurred no casualty to any Asset since the Effective Date that materially and adversely affects the value, use or operation of such Asset.

     3.12 Information. No documents were intentionally removed or information or documents omitted from the data or documentation furnished by Seller to Buyer that is necessary to make the data furnished not misleading in any material respect; provided, however, this representation is limited solely to matters of fact and specifically excludes any statement or forecast of existing or future reserves, geologic and engineering interpretations, forecasts. estimates and economic assumptions, including without limitation (i) future prices of production,
(ii) future operating costs, (iii) future capital expenditures, (iv) projections and estimates of future reserves and production and (v) the prospects for successfully completing wells.

     3.13   Compliance  with  Laws.  Except  as  specifically  set forth on
Exhibit 3.9 and/or as to operations conducted by parties other than Seller, to the best of Seller's knowledge, information and belief after reasonable inquiry, Seller has operated the Assets, or caused the Assets to be operated, in compliance with all laws, ordinances, regulations and orders applicable to the Assets and the operations undertaken in connection therewith.

     3.14 Condition of the Equipment and Gathering Facilities. To the best of Seller's knowledge, information and belief, after reasonable inquiry, the Equipment and Gathering Facilities have been maintained in accordance with prudent oil field practices.

     3.15 MMS Approval. Seller is not aware of the existence of any fact or condition with respect to Seller or the Assets that may cause the MMS to withhold unconditional approval, to the extent MMS approval is required under applicable law, of the transfer of the Assets from Seller to Buyer.

4.   REPRESENTATIONS OF BUYER.

     As a principal cause and material inducement to Seller's execution of this Agreement and to Seller's consummation of the transactions contemplated hereby, and with the acknowledgment by Buyer of Seller's reliance hereon, Buyer, to the extent set forth below and with respect to the undivided interests in the Buyer's Assets covered hereby, represents to Seller that as of the date hererof:

     4.1 Existence of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is duly qualified with the MMS, as hereinafter defined, to carry on its business on the Outer Continental Shelf, Gulf of Mexico, federal waters.

     4.2 Power of Buyer. Buyer has the requisite corporate power to enter into and perform this Agreement and the transactions contemplated hereby. Subject to rights to consent by, required notices to, and filings with or other actions by governmental entities where the same are customarily obtained subsequent to the assignment of oil and gas interests and leases, the execution, delivery and performance of this Agreement by Buyer, and the transactions contemplated hereby, will not violate (i) any provision of the articles of incorporation or bylaws of Buyer, (ii) any material agreement or instrument to which Buyer is a party or by which Buyer is or the Buyer's Assets owned by Buyer are bound, (iii) any judgment, order, ruling, or decree applicable to the Buyer's Assets or to Buyer as a party in interest, or (iv) any law, rule or regulation applicable to Buyer or to the ownership or operation of the Buyer's Assets.

     4.3 Authorization of Buyer. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered on behalf of Buyer, and at the Closing all documents and instruments required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Buyer enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.4 Brokers. Buyer has incurred no obligation or liability. contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement and any such obligation or liability that might exist and which was incurred by Buyer, shall be the sole obligation or liability of Buyer.

     4.5 Foreign Person. Buyer is not a "foreign person" within the meaning of the Sections 1445 and 7701 of Internal Revenue Code of 1986, as amended (the "Code") (i.e. Buyer is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     4.6 Litigation. There are no claims, demands, disputes, actions, suits or proceedings pending, or to the knowledge of Buyer threatened, against or affecting the Buyer's Assets or any portion or portions thereof, or the operations of Buyer relating to the Buyer's Assets or any portion or portions thereof, and to the best of Buyer's knowledge after reasonable inquiry, except as set forth in Exhibit 3 9, no violation of any laws, statutes, regulations or orders applicable to any Buyer's Asset or the operation thereof exists.

     4.7 Contracts, Agreements, Commitments and Other Matters. Except as set forth or Exhibit 3 7, to the best of Buyer's knowledge, information and belief after reasonable inquiry, there are no contracts, agreements, understandings, commitments, or other obligations (other than the oil, gas and mineral leases, surface leases. rights-of-way and other interests described in Exhibit 1.2 hereto and conveyance documents that are a matter of public record in the Louisiana coastal parishes of Jefferson, LaFourche and/or Terrebonne or that are filed in the "Non-Required" filings or the "Lease File" maintained for the Leases in the New Orleans District of the Minerals Management Service (the "MMS") with respect to the Leases) affecting the Buyer's Assets which are in effect as of the date hereof. Neither Buyer nor any parent, subsidiary or affiliate of Buyer has breached any provision of the Buyer's Leases or the agreements set forth in Exhibit
3.7 and to the best of Buyer's knowledge, information and belief after reasonable inquiry, neither has any other party thereto.

     4.8 Consents and Preferential Purchase Rights. There are no consents (except governmental consents which are customarily obtained after the assignment of an offshore federal oil and gas lease), agreements or waivers of preferential rights necessary to the valid assignment of the Buyer's Assets to Seller at Closing that have not been affirmatively waived or deemed to have been waived by expiration of the appropriate notice period, and there are no preferential purchase rights or calls on production with respect to the production from the Buyer's Leasehold Interests, except as may be provided in the agreements listed in Exhibit 3.7, which limit the purchase price for oil or gas, or which are not subject to termination upon 60 days' notice

     4.9   Environmental  Matters.  Except  as specifically  set  forth  on
Exhibit 3.9, to the best of Buyer's knowledge, information and belief after reasonable inquiry, there exists no Environmental Defect with respect to the Buyer's Assets or any lands pooled therewith. An Environmental Defect means a condition or circumstance that exists in connection with the Buyer's Leasehold Interests or the other Buyer's Assets that is not in material compliance with any law, regulation, order or judgment of or agreement with any federal, state or local agency or court relating to the environment or that under such law, regulation, order, judgment or agreement requires the owner or operator of such leases or assets to undertake any cleanup, remediation or other expense (an "Environmental Defect").

     4.10 Open Wells. To the best of Buyer's knowledge, information and belief after reasonable inquiry, except for wells identified in Exhibit 1.1, Part (b), there exists no well that is located on any of the Buyer's Leasehold Interests or lands pooled therewith and that is not plugged and abandoned in accordance with applicable rules, regulations and contractual obligations.

     4.11 Casualty Losses. To the best of Buyer's knowledge, information and belief after reasonable inquiry, there has occurred no casualty to any Buyer's Asset since the Effective Date that materially and adversely affects the value, use or operation of such Buyer's Asset.

     4.12 Information. No documents were intentionally removed or information or documents omitted from the data or documentation furnished by Buyer to Seller that is necessary to make the data furnished not misleading in any material respect; provided, however, this representation is limited solely to matters of fact and specifically excludes any statement or forecast of existing or future reserves, geologic and engineering interpretations, forecasts, estimates and economic assumptions, including without limitation (i) future prices of production,
(ii) future operating costs, (iii) future capital expenditures, (iv) projections and estimates of future reserves and production and (v) the prospects for successfully completing wells.

     4.13   Compliance  with  Laws.  Except  as  specifically  set forth on
Exhibit 3.9 and/or as to operations conducted by parties other than Buyer, to the best of Buyer's knowledge, information and belief after reasonable inquiry, Buyer has operated the Buyer's Assets, or caused the Buyer's Assets to be operated, in compliance with all laws, ordinances, regulations and orders applicable to the Buyer's Assets and the operations undertaken in connection therewith.

     4.14                  [INTENTIONALLY OMITTED]

     4.15 MMS Approval. Buyer is not aware of the existence of any fact or condition with respect to Buyer or the Buyer's Assets that may cause the MMS to withhold unconditional approval, to the extent MMS approval is required under applicable law, of the transfer of the Buyer's Assets from Buyer to Seller.

5.   CLOSING.

     5.1 Time and Place of Closing. The consummation of the transactions contemplated hereby (the "Closing") is to be held at a mutually agreed location in Houston, Texas on or before August 28, 1997 or within five (5) business days after the receipt of any required governmental approvals or within five (5) business days after the time for any governmental objection has expired (namely Hart-Scott-Rodino approval), whichever of the three dates is the later date, unless extender by the mutual consent of the parties hereto. (The date on which the Closing occurs shall be referrer to as the "Closing Date.")

     5.2  Closing Obligations.  At the Closing:

     (a.) (i.)  Seller shall execute, acknowledge and deliver to Buyer  the appropriate  conveyance instruments in the form  of  Exhibit  5.2 which will convey title to the Assets to Buyer and deliver possession thereof to Buyer together with all requisite forms required to accompany such assignments for filing with the MMS.

          (ii.) Buyer shall execute, acknowledge and deliver to Seller the appropriate conveyance instruments in the form of Exhibit 5.2 which will convey title to the Buyer's Assets to Seller and deliver possession thereof to Seller together with all requisite forms required to accompany such assignments for filing with the MMS.

     (b.) (i.)        Seller shall execute such other instruments and  take
          such  other  action  as  may  be  necessary  to  carry  out   its
          obligations under this Agreement.

          (ii.) Buyer shall execute such other instruments and take such other action as may be necessary to carry out its obligations under this Agreement.

     (c.) (i.)   Seller shall execute and deliver to Buyer designations  of operator naming British-Borneo Exploration, Inc. as operator of the Assets and any and all units containing or pertaining to the Assets.

          (ii.) Buyer shall execute and deliver to Seller designations of operator naming Enserch Exploration, Inc. as operator of the Buyer's Assets and any and all units containing or pertaining to the Buyer's Assets.

     (d.) Buyer  and Seller shall execute such other instruments  and  take
          such  other  action  as  may  be  necessary  to  carry  out   its
          obligations under this Agreement.

     (e.) Buyer shall pay in cash to Seller. the sum of Eight Million and No/l00 Dollars ($8,000,000.00).

6.   POST-CLOSING OBLIGATIONS.

     6.1. Assumption of Obligations and Grant of Indemnities Relating to Operations.

     (a)  SUBJECT TO EACH OF THE FOLLOWING EXCEPTIONS:

     (X) EXCEPT AS TO THOSE MATTERS DESCRIBED IN SECTION 6.1(b) AND TO THE LIMITED EXTENT THAT SELLER HAS AGREED TO INDEMNIFY BUYER AS PROVIDED IN SUCH SECTION 6.1(b) AND

     (Y) EXCEPT TO THE EXTENT ANY OF THE FOLLOWING IS ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER AT ANY TIME BETWEEN THE EFFECTIVE DATE AND THE CLOSING DATE;

     TO THE  EXTENT OF ITS INTEREST IN THE ASSETS HEREBY CONVEYED BY SELLER
          TO BUYER, BUYER HEREBY ASSUMES ALL OF THE FOLLOWING DESCRIBED OBLIGATIONS AND BUYER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER, ITS OFFICERS, DIRECTORS SHAREHOLDERS, EMPLOYEES, AGENTS AND REPRESENTATIVES (THE "SELLER GROUP"), REGARDLESS OF WHETHER SELLER GROUP WAS WHOLLY OR PARTIALLY NEGLIGENT OR OTHERWISE AT FAULT, FROM AND AGAINST ANY AND ALL CLAIMS,
          LIABILITIES, LOSSES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES) ARISING
          FROM:

     (I) EVENTS THAT TRANSPIRE OR CONDITIONS THAT COME INTO EXISTENCE AFTER THE EFFECTIVE DATE THAT ARE ATTRIBUTABLE TO THE OWNERSHIP OR OPERATION OF THE ASSETS ON OR AFTER THE EFFECTIVE DATE;

     (II) THE  PROPER  PLUGGING  AND  ABANDONMENT   OF  ALL  WELLS  NOW  OR
          HEREAFTER LOCATED ON THE LEASEHOLD INTERESTS;

    (III) THE ABANDONMENT OF THE GATHERING FACILITIES;

     (IV) ALL LIABILITY FOR PROPERTY DAMAGE OR INJURY TO OR DEATH OF PERSONS OCCURRING AFTER THE EFFECTIVE DATE AND ARISING OUT OF THE OWNERSHIP OR OPERATION OF THE ASSETS; AND/OR

     (V) ANY BREACH OR VIOLATION OF THIS AGREEMENT, INCLUDING A BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED HEREIN FROM BUYER TO SELLER.

     ADDITIONALLY,  SUBJECT TO EXCEPTIONS (X) AND (Y) ABOVE,  BUYER  HEREBY
          ASSUMES, TO THE EXTENT OF ITS INTERESTS IN THE ASSETS CONVEYED BY SELLER TO BUYER HEREUNDER AND TO THE EXTENT THE SAME ARE ASSIGNABLE OR TRANSFERABLE BY SELLER (AND ARE SO ASSIGNED OR TRANSFERRED) AND TO THE EXTENT AND ONLY TO THE EXTENT THAT THE
          SAME RELATE TO THE OWNERSHIP OR OPERATION OF THE LEASEHOLD INTERESTS, THE GATHERING FACILITIES OR THE EQUIPMENT ON OR AFTER THE EFFECTIVE DATE, ANY AND ALL DUTIES AND OBLIGATIONS ARISING FROM ANY AND ALL ORDERS, CONTRACTS, AGREEMENTS, (INCLUDING WITHOUT LIMITATION ALL OPERATING AGREEMENTS, TRANSPORTATION AGREEMENTS, UNIT AGREEMENTS, PARTICIPATION AGREEMENTS AND PROCESSING AGREEMENTS), INSTRUMENTS, LICENSES, AUTHORIZATIONS, PERMITS, AUDITS, CLAIMS, LIENS, SUITS, SETTLEMENTS AND DEMANDS, AND OTHER RIGHTS, PRIVILEGES, BENEFITS AND POWERS CONFERRED UPON SELLER, INCLUDING, BUT NOT LIMITED TO THOSE LISTED ON EXHIBIT 3.7 (COLLECTIVELY HEREINAFTER REFERRED TO IN THIS PARAGRAPH AS "AGREEMENTS"). BUYER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS AND REPRESENTATIVES (THE "SELLER GROUP"),
          REGARDLESS OF WHETHER SELLER GROUP WAS WHOLLY OR PARTIALLY NEGLIGENT OR OTHERWISE AT FAULT, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITIES, LOSSES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES) ARISING FROM BUYER'S BREACH OR NON-PERFORMANCE OF SUCH AGREEMENTS.

     (b) SELLER AGREES TO RETAIN LIABILITY FOR ALL OF THE FOLLOWING DESCRIBED OBLIGATIONS AND SELLER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS BUYER, ITS PARENT AND THEIR RESPECTIVE SUBSIDIARIES, PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, INSURERS, AGENTS AND REPRESENTATIVE AND ITS SUCCESSORS AND ASSIGNS ("BUYER GROUP"), REGARDLESS OF WHETHER BUYER GROUP WAS WHOLLY OR PARTIALLY NEGLIGENT OR OTHERWISE AT FAULT, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITIES, LOSSES, COSTS AND
          EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES) ARISING FROM:

     (I) EVENTS THAT TRANSPIRED OR CONDITIONS THAT CAME INTO EXISTENCE PRIOR TO THE EFFECTIVE DATE THAT ARE ATTRIBUTABLE TO THE OWNERSHIP OR OPERATION OF THE ASSETS:

    (II) ALL LIABILITY FOR PROPERTY DAMAGE OR INJURY TO OR DEATH OF PERSONS OCCURRING PRIOR TO THE EFFECTIVE DATE AND ARISING OUT OF THE OWNERSHIP OR OPERATION OF THE ASSETS REGARDLESS OF WHETHER CLAIMS RELATED TO SAID DAMAGE, INJURY OR DEATH ARE ASSERTED ON, BEFORE OR AFTER THE EFFECTIVE DATE; AND/OR

   (III) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER WITH REGARD TO THE ASSETS AT ANY TIME BETWEEN THE EFFECTIVE DATE AND THE CLOSING DATE.

    (IV) ANY BREACH OR VIOLATION OF THIS AGREEMENT, INCLUDING A BREACH OF ANY REPRESENTATION, WARRANTY OR COVENENT CONTAINED HEREIN FROM SELLER TO BUYER.

     (c)  SUBJECT TO EACH OF THE FOLLOWING EXCEPTIONS:

     (X) EXCEPT AS TO THOSE MATTERS DESCRIBED IN SECTION 6.1(c) AND TO THE LIMITED EXTENT THAT BUYER HAS AGREED TO INDEMNIFY SELLER AS PROVIDED 1N SUCH SECTION 6.1(c) AND

     (Y) EXCEPT TO THE EXTENT ANY OF THE FOLLOWING IS ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BUYER AT ANY TIME BETWEEN THE EFFECTIVE DATE AND THE CLOSING DATE;

     TO THE EXTENT OF ITS INTEREST IN THE BUYER'S ASSETS HEREBY CONVEYED BY
          BUYER TO SELLER, SELLER HEREBY ASSUMES ALL OF THE FOLLOWING DESCRIBED OBLIGATIONS AND SELLER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS BUYER, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS AND REPRESENTATIVES (THE "BUYER GROUP"),
          REGARDLESS OF WHETHER BUYER GROUP WAS WHOLLY OR PARTIALLY NEGLIGENT OR OTHERWISE AT FAULT, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITIES, LOSSES, COSTS AN EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES) ARISING FROM:

      (I) EVENTS THAT TRANSPIRE OR CONDITIONS THAT COME INTO EXISTENCE AFTER THE EFFECTIVE DATE THAT ARE ATTRIBUTABLE TO THE OWNERSHIP OR OPERATION OF THE BUYER'S ASSETS ON OR AFTER THE EFFECTIVE DATE;

     (II) THE PROPER PLUGGING AND ABANDONMENT OF ALL WELLS NOW OR HEREAFTER LOCATED ON THE BUYER'S LEASEHOLD INTERESTS;

    (III) THE ABANDONMENT OF THE GATHERING FACILITIES;

     (IV) ALL LIABILITY FOR PROPERTY DAMAGE OR INJURY TO OR DEATH OF PERSONS OCCURRING AFTER THE EFFECTIVE DATE AND ARISING OUT OF THE OWNERSHIP OR OPERATION OF THE BUYER'S ASSETS AND/OR

      (V) ANY BREACH OR VIOLATION OF THIS AGREEMENT, INCLUDING A BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED HEREIN FROM SELLER TO BUYER.

     ADDITIONALLY,  SUBJECT TO EXCEPTIONS (X) AND (Y) ABOVE, SELLER  HEREBY
          ASSUMES, TO THE EXTENT OF ITS INTERESTS IN THE BUYER'S ASSETS CONVEYED BY BUYER TO SELLER HEREUNDER AND TO THE EXTENT THE SAME ARE ASSIGNABLE OR TRANSFERABLE BY BUYER (AND ARE SO ASSIGNED OR TRANSFERRED) AND TO THE EXTENT AND ONLY TO THE EXTENT THAT THE SAME RELATE TO THE OWNERSHIP OR OPERATION OF THE BUYER'S LEASEHOLD INTERESTS, THE GATHERING FACILITIES OR THE EQUIPMENT ON OR AFTER THE EFFECTIVE DATE, ANY AND ALL DUTIES AND OBLIGATIONS ARISING FROM ANY AND ALL ORDERS, CONTRACTS, AGREEMENTS (INCLUDING WITHOUT LIMITATION ALL OPERATING AGREEMENTS, TRANSPORTATION AGREEMENTS, UNIT AGREEMENTS, PARTICIPATION AGREEMENTS AND PROCESSING AGREEMENTS), INSTRUMENTS, LICENSES, AUTHORIZATIONS, PERMITS, AUDITS, CLAIMS, LIENS, SUITS, SETTLEMENTS AND DEMANDS, AND OTHER RIGHTS, PRIVILEGES, BENEFITS AND POWERS CONFERRED UPON BUYER, INCLUDING, BUT NOT LIMITED TO THOSE LISTED ON EXHIBIT 3.7 (COLLECTIVELY HEREINAFTER REFERRED TO IN THIS PARAGRAPH AS "AGREEMENTS"). SELLER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS BUYER, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS AND REPRESENTATIVES (THE "BUYER GROUP"), REGARDLESS OF
          WHETHFR BUYER GROUP WAS WHOLLY OR PARTIALLY NEGLIGENT OR OTHERWISE AT FAULT, FROM AND AGAINST ANY AND ALL CLAIMS,
          LIABILITIES, LOSSES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES) ARISING FROM SELLER'S BREACH OR NON-PERFORMANCE OF SUCH AGREEMENTS.

     (d) BUYER AGREES TO RETAIN LIABILITY FOR ALL OF THE FOLLOWING DESCRIBED OBLIGATIONS AND BUYER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER, ITS PARENT AND THEIR RESPECTIVE SUBSIDIARIES, PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, INSURERS, AGENTS AND REPRESENTATIVE AND ITS SUCCESSORS AND ASSIGNS ("SELLER GROUP"), REGARDLESS OF WHETHER SELLER GROUP WAS WHOLLY OR PARTIALLY NEGLIGENT OR OTHERWISE AT FAULT, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITIES, LOSSES, COSTS AND
          EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES) ARISING FROM:

     (I) EVENTS THAT TRANSPIRED OR CONDITIONS THAT CAME INTO EXISTENCE PRIOR TO THE EFFECTIVE DATE THAT ARE ATTRIBUTABLE TO THE OWNERSHIP OR OPERATION OF THE. BUYER'S ASSETS;

     (II) ALL LIABILITY FOR PROPERTY DAMAGE OR INJURY TO OR DEATH OF PERSONS OCCURRING PRIOR TO THE EFFECTIVE DATE AND ARISING OUT OF THE OWNERSHIP OR OPERATION OF THE BUYER'S ASSETS REGARDLESS OF WHETHER CLAIMS RELATED TO SAID DAMAGE, INJURY OR DEATH ARE ASSERTED ON BEFORE OR AFTER THE EFFECTIVE DATE; AND/OR

    (III) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BUYER WITH REGARD TO BUYER'S ASSETS AT ANY TIME BETWEEN THE EFFECTIVE DATE AND THE CLOSING DATE.

     (IV) ANY BREACH OR VIOLATION OF THIS AGREEMENT, INCLUDING A BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED HEREIN FROM BUYER TO SELLER.

     6.2 Further Assurances. After Closing, Seller and Buyer agree to take such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Agreement or of any document delivered pursuant hereto.

     6.3 Governmental Approvals. After Closing, Seller and Buyer agree to take all action and to execute all documents reasonably requested by the other party to obtain all necessary permissions, approvals or consents required by federal, state or local governmental authorities to consummate the sale contemplated by this Agreement.

     6.4 Cooperation. Each party to this Agreement shall provide the other party with reasonable access to all relevant documents, data and other information which may be required by the other parties for the purpose of preparing tax returns and responding to any audit by any taxing jurisdiction. Each party to this Agreement shall cooperate with all reasonable requests of the other parties made in connection with contesting the imposition of taxes. Notwithstanding anything to the contrary in this Agreement, no party to this Agreement shall be required at any time to disclose to the other parties any tax return or other confidential tax information.

     6.5 Access. Seller and Buyer each shall use its reasonable efforts to afford the other with access to its employees, as follows: (i), in the case of Seller, employees of Seller, as Buyer may reasonably request for Buyer's proper business purposes, including without limitation, the defense of legal proceedings, who remain employees of Seller following the date of Closing and who are familiar with the operations of the Assets, and (ii), in the case of Buyer, employees of Buyer, as Seller may reasonably request for Seller's proper business purposes, including without limitation, the defense of legal proceedings, who remain employees of Buyer following the date of Closing and who are familiar with the operations of the Buyer's Assets. Such access may include interviews or attendance at depositions or legal proceedings; provided, however, that in any event all out-of-pocket expenses (including wages and salaries) reasonably incurred by any party in connection with this Section 6.5 shall be paid or promptly reimbursed by the party requesting such services.

7    TAXES.

     7.1 Apportionment of Ad Valorem and Property Taxes. All ad valorem taxes, read property taxes, personal property taxes, and similar obligations ("Property Taxes") with respect to the tax period in which the Effective Date occurs shall be apportioned as of the Effective Date between Seller and Buyer. The owner of record on the assessment date shall file or cause to be filed all required reports and returns incident to the Property Taxes and shall pay or cause to be paid to the taxing authorities all Property Taxes relating to the tax period in which the Effective Date occurs.

     7.2 Sales Taxes. Any sales, use or other tax on the transfer of the Assets from Seller to Buyer or on the transfer of Buyer's Assets from Buyer to Seller shall be paid by the transferor.

     7.3 Other Taxes. All taxes (other than income taxes) which are imposed on or with respect to the production of oil, natural gas or other hydrocarbons or minerals or the receipt of proceeds therefrom (including but not limited to severance, production, and excise taxes) shall be apportioned between the parties based upon the respective shares of production taken by the parties. All such taxes which have accrued prior to the Effective Date have been or will be properly paid or withheld by transferor and all statements, returns. and documents pertinent thereto have been or will be properly filed by transferor. Transferee shall be responsible for paying or withholding or causing to be paid or withheld all such taxes which have accrued after the Effective Date and for filing all statements, returns, and documents incident thereto.

8    MISCELLANEOUS.

     8.1 Governing Law. THIS AGREEMENT AND ALL INSTRUMENTS EXECUTED IN ACCORDANCE WITH IT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICT OF LAW RULES THAT WOULD DIRECT APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     8.2 Entire Agreement. This Agreement, including all exhibits attached hereto and made a part hereof, together with that certain letter agreement relating to the purchase and sale and exchange of the Assets and Buyer's Assets dated August 19, 1997 executed by and between Seller and Buyer, as such may have been amended, including all exhibits attached thereto and made a part thereof, (the "Letter of Intent") constitute the entire agreement between the parties and together supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. In the event of any conflict between this Agreement and the Letter of Intent, the provisions of this Agreement shall take precedence. No supplement, amendment, alteration, modification, waiver or termination of this Agreement or the Letter of Intent shall be binding unless executed in writing by the parties hereto.

     8.3 Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     8.4   Captions.   The captions in this Agreement are  for  convenience
only and shall not be considered part of or affect the construction or interpretation of any provision of this Agreement.

     8.5 Notices. Any notice provided or permitted to be given under this Agreement shall be in writing, and may be served by personal delivery, by depositing same in the mail, addressed to the party to be notified, postage prepaid, and registered or certified with a return receipt requested or by facsimile transmission. Notice deposited in the mail in the manner hereinabove described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Notice served in any other manner shall be deemed to have been given and received only in and when actually received by the addressee. For purposes of notice, the addresses of the parties shall be as follows:

Seller's Mailing Address:   Enserch Exploration, Inc.
                            2500 City West Blvd., Suite 1400
                            Houston, TX 77042
                            Attention: M. A. Altobelli
                            Offshore Land Representative
                            Telephone: (281) 271-3202
                            Fax:  (281).271-3424

Buyer's Mailing Address:    Reading & Bates Development Co.
                            901 Threadneedle, Suite 200
                            Houston, Texas 77096
                            Attention: Richard D. Stewart
                            Director of Legal/Land
                            Telephone: (281) 597-7542
                            Fax:  (281) 597-7541

Each party shall have the right upon giving ten (10) days prior notice to the other in the manner hereinabove provided, to change its address for purposes of notice.

     8.6 Expenses. Except as otherwise provided herein, each party shall be solely responsible for all expenses incurred by it in connection with this transaction (including, without limitation, fees and expenses of its own counsel and accountants).

     8.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any rule of law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party.

     8.8 Survival. The warranties, representations, covenants, agreements and obligations of the parties under this Agreement shall survive the Closing of the transaction contemplated hereby

     8.9 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

     8.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.11 Attorneys' Fees. If a suit or action is filed by any party to enforce this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees incurred in investigation or related matters and in preparation for and prosecution or defense of such suit or action as fixed by the trial court, and, if any appeal is taken from the decision of the trial court, reasonable attorney's fees as fixed by the appellate court or, if appropriate, by the trial court.

     8.12 Indemnity. WITH RESPECT TO ANY OBLIGATION OF ANY PARTY UNDER ANY PROVISION OF THIS AGREEMENT TO PROVIDE INDEMNITY, DEFEND THE INDEMNITEE PARTY, AND PAY ATTORNEYS' FEES AND OTHER COSTS AND EXPENSES OF LITIGATION ASSOCIATED WITH THE INDEMNITEE PARTY'S DEFENSE, IF THE INDEMNITOR PARTY IS HONORING ITS OBLIGATION TO DEFEND THE INDEMNITEE PARTY AND THE INDEMNITEE PARTY NEVERTHELESS ENGAGES AN ATTORNEY TO REPRESENT ITSELF AGAINST SUCH CLAIM OR LAWSUIT, THE INDEMNITOR PARTY SHALL NOT BE RESPONSIBLE FOR AND SHALL NOT PAY SUCH ATTORNEYS' FEES AND OTHER COSTS AND EXPENSES OF LITIGATION INCURRED BY THE INDEMNITEE PARTY THAT ARE ATTRIBUTABLE TO THE INDEMNITEE PARTY'S INDEPENDENT AND DUPLICATIVE DEFENSE. IF ANY INDEMNITEE PARTY UNDER ANY CIRCUMSTANCES SETTLES OR DISCHARGES (OR DELEGATES THE RIGHT TO SETTLE OR DISCHARGE TO ANY THIRD PARTY) ANY CLAIM OR LAWSUIT COVERED BY ANY SUCH INDEMNITY PROVISION WITHOUT OBTAINING THE PRIOR WRITTEN CONSENT OF THE INDEMNITOR PARTY, THEN THE INDEMNITOR PARTY'S OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS SUCH INDEMNITEE PARTY FROM SUCH CLAIM OR LAWSUIT SHALL TERMINATE AND INDEMNITOR PARTY SHALL HAVE NO OBLIGATION TO FUND THE COST OF ANY SUCH SETTLEMENT.

     8.13 NORM. Buyer and Seller acknowledge they have been informed that oil and gas producing formations can contain naturally occurring radioactive material ("NORM"). Formation of scale or deposits can concentrate NORM on equipment and in sludges. The presence of NORM in certain concentrations requires that certain appropriate health, safety, and environmental precautions be taken.

     8.14. Assignability. This Agreement may not be assigned, transferred or conveyed by either party hereto without the express prior written consent of the other party, which consent shall consent shall not be unreasonably withheld.

     8.15   Waiver  and   Release.   In  a  letter  dated  July   1,   1997
and received by Buyer on July 2, 1997, Seller notified Buyer that Seller contracted to sell to Enterprise Gulf of Mexico Inc. ("Enterprise") a portion of Seller's interests in a group of oil and gas leases ("Enterprise Transaction") which includes several leases committed to that certain Joint Operating Agreement dated effective May 1, 1995, between Seller as operator, and Buyer, et al., as non-operators ("JOA") covering the Allegheny Unit and the adjacent area as more fully described in Exhibit A of the JOA.

Buyer has the prior preferential right to purchase the interests to be sold in the Enterprise Transaction that are subject to the JOA. By letter to Seller dated July 30, 1997, Buyer notified Seller that Buyer objected to the Enterprise Transaction and refused to waive the maintenance of uniform interest provision of the JOA. By letter to Seller dated July 31, 1997, Buyer notified Seller that Buyer elected to exercise its preferential right to purchase the interests in Green Canyon 252, 299 and 301 which Seller had contracted to sell in the Enterprise Transaction.

     As additional consideration for the mutual conveyances contained herein and in order to remove the foregoing as an issue between Seller and Buyer, Buyer hereby waives the maintenance of uniform interest provision of the JOA insofar as it may apply to the Enterprise Transaction and Buyer hereby withdraws its letter of July 31, 1997 and the exercise of preferential rights contained therein. Seller and Buyer hereby mutually release each other from any and all claims under the JOA that are associated with the exercise of preferential rights and the maintenance of uniform interest pursuant to the Enterprise Transaction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                                   SELLER:

WITNESSES:                         ENSERCH EXPLORATION, INC.

Name:___________________________   ______________________________
                                   Name:_________________________
                                   Title:__________________________
Name:___________________________

                                   BUYER:

WITNESSES:                         READING & BATES DEVELOPMENT CO..

Name:___________________________   ______________________________
                                   Name:_________________________
                                   Title:__________________________
Name:___________________________

STATE OF TEXAS

COUNTY OF HARRIS


     BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

  _____________________, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as _________________ of Reading & Bates Development Co., a Texas corporation, on behalf of the said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

     THUS  DONE, READ AND SIGNED in the State and County aforesaid, in  the
presence           of          ______________________________           and
______________________________, competent witnesses, on the _____th day  of
August, 1997.


WITNESSES:
________________________________   ___________________________________
________________________________

                                   ___________________________________
                                    Notary  Public in and for the
                                    State  of  Texas

My Commission expires:

___________________________________

STATE OF TEXAS

COUNTY OF HARRIS


     BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

     John C. Farris , to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as Regional Director of Enserch Exploration, Inc., a Texas corporation, on behalf of said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

     THUS DONE, READ AND SIGNED in the State and County aforesaid, in the presence of Michael Altobelli and David B. Openshaw, competent witnesses, on the 28th day of August, 1997.


WITNESSES:
_______________________________    ___________________________________
_______________________________

                                   ___________________________________
                                    Notary  Public in and for the
                                    State  of Texas

My Commission expires:

_________________________

                                EXHIBIT 1.1

                                 PART (a)

Assets To Be Assigned To Buyer by Seller

                        LEASEHOLD INTERESTS

1. LEASE OCS-G 8005. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, to Amerada Hess et al., as Lessees, bearing Serial No. OCS-G 8005 covering all of Block 253, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         20.00000%
                    Net Revenue Interest     16.50000%

     (OPERATING RIGHTS SAVE AND EXCEPT THOSE RIGHTS AND HORIZONS SITUATED BELOW AND NOT ABOVE A DEPTH OF 18,600' SUBSEA)

2. LEASE OCS-G 7049. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1984, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No OCS-G 7049 covering all of Block 254, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         20.00000%
                    Net Revenue Interest     17.35067%

     (OPERATING RIGHTS SAVE AND EXCEPT THOSE RIGHTS AND HORIZONS SITUATED BELOW AND NOT ABOVE A DEPTH OF 18,600' SUBSEA)

3. LEASE OCS-G 8876. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June l, l 987, by and between the United States of America, as Lessor, to Hunt Petroleum Corporation et al., as Lessees, bearing Serial No. OCS-G8876 covering all of Block 297, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         20.00000%
                    Net Revenue Interest     16.83333%


     (OPERATING RIGHTS IN THE NORTH HALF (N/2) AND THE SOUTHEAST QUARTER (SE/4), SAVE AND EXCEPT THOSE RIGHTS AND HORIZONS SITUATED BELOW AND NOT ABOVE A DEPTH OF 15,500' SUBSEA)

     (OPERATING RIGHTS IN THE SOUTHWEST QUARTER (SW/4), SAVE AND EXCEPT THOSE RIGHTS AND HORIZONS SITUATED BELOW AND NOT ABOVE A DEPTH OF 14,000' SUBSEA)

4. LEASE OCS-G 8010. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July l, l985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No OCS-G 8010 covering all of Block 298, Green Canyon, OCS Official Protraction Diagram, NC 15-3.

                    Working Interest         20.00000%
                    Net Revenue Interest     17.35067%

     (OPERATING RIGHTS SAVE AND EXCEPT THOSE RIGHTS AND HORIZONS SITUATED BELOW AND NOT ABOVE A DEPTH OF 18,600' SUBSEA)

5. LEASE OCS-Gl 6718. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of September 1, l996, by and between the United States of America, as Lessor, and Mobil Oil Exploration & Producing Southeast Inc., et al., as Lessees, bearing Serial No. OCS-G l 67 l 8 covering all of Block 252, Green Canyon OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         40.00000%
                    Net Revenue Interest     35.00000%

     (RECORD TITLE INTEREST AS TO ALL DEPTHS)

6. LEASE OCS-G l5571. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July l, l 995, by and between the United States of America, as Lessor, and Enserch Exploration, Inc., et al., as Lessees, bearing Serial No. OCS-G l557l covering all of Block 299, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         40.00000%
                    Net Revenue Interest     35.00000%

     (RECORD TITLE INTEREST AS TO ALL DEPTHS)

7. LEASE OCS-G 15572. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1995, by and between the United States of America, as Lessor, and Enserch Exploration, Inc., et al., as Lessees, bearing Serial No OCS-G 15572 covering all of Block 301, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         40.00000%
                    Net Revenue Interest     35.00000%

     (RECORD TITLE INTEREST AS TO ALL DEPTHS)

                                 PART (b)
                                 EQUIPMENT

1.  WELLS:
                                           WORKING     REVENUE
                                          INTEREST    INTEREST

          A.   OCS-G 7049 #3               20.00000%   17.35067%
          B.   OCS-G 7049 #4               20.00000%   17.35067%
          C.   OCS-G 7049 #4ST1            20.00000%   17.35067%
          D.   OCS-G 749 #5                20.00000%   17.35067%
          E.   OCS-G 8876 #1               20.00000%   16.83333%

2.   TEMPLATE:

     That certain three well drilling template acquired, inter alia, by Seller for use in connection with the drilling of the OCS-G 7049 #5 Well.

NOTE: All references in the Exhibit 1.1 made to "Working Interest" and "Revenue Interest," and to the numbers set forth in connection therewith, are for title warranty purposes only.

                                EXHIBIT 1.2

                                 PART (a)

Buyer's Assets To Be Assigned To Seller by Buyer

                    BUYER'S LEASEHOLD INTERESTS

1. LEASE OCS-G 8876. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1987, by and between the United States of America, as Lessor, to Hunt Petroleum Corporation et al., as Lessees, bearing Serial No. OCS-G 8876 covering all of Block 295, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         20.00000%
                    Net Revenue Interest     16.83333%

     (OPERATING RIGHTS IN THE NORTH HALF (N/2) AND THE SOUTHEAST QUARTER (SE/4), SITUATED BELOW AND NOT ABOVE A DEPTH OF 15,500' SUBSEA)

     (OPERATING RIGHTS IN THE SOUTHWEST QUARTER (SW/4), SITUATED BELOW AND NOT ABOVE A DEPTH OF 14,000' SUBSEA)

2. LEASE OCS-G 15570. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1995, by and between the United States of America, as Lessor, and Enserch Exploration Inc., et al., as Lessees, bearing Serial No. OCS-G 1557O, covering all of Block 295, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         20.00000%
                    Net Revenue Interest     17.50000%

     (RECORD TITLE INTEREST AS TO ALL DEPTHS

3. LEASE OCS-G 13171. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of May 1, 1991, by and between the United States of America, as Lessor, and Exxon Corporation, et al., as Lessees, bearing Serial No. OCSG 13171, covering all of Block 341, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

                    Working Interest         20.00000%
                    Net Revenue Interest     17.500000%

     (RECORD TITLE INTEREST AS TO ALL DEPTHS


                                 PART (b)
                                 EQUIPMENT


NONE


                                EXHIBIT 3.7
           CONTRACTS, AGREEMENTS, COMMITMENTS AND OTHER MATTERS


1. Letter of Intent dated August 19, 1997, executed by and between Reading & Bates Development Co. and Enserch Exploration, Inc., as such may have been amended.

2. Oil Gathering Agreement dated December 2, 1994, executed by and between EP Operating Limited Partnership, as Producer and Manta Ray Gathering Systems Inc., as Gatherer.

3. Gas Gathering Agreement dated December 2, 1994, executed by and between EP Operating Limited Partnership, as Producer and Manta Ray Gathering Systems Inc., as Gatherer.

4. That certain Exploration, Drilling and Production Unit Agreement dated June 22, l 995. executed by and between Enserch Offshore, Inc. and Enserch Exploration, Inc., covering and pertaining to Green Canyon Blocks 253, 254, 297, & 298.

5. That certain Operating Agreement dated May 1, 1995, executed by and between Enserch Exploration, Inc., Reading & Bates Development Co., et al., as amended by letters dated October 16, l995, October 31, l995 and May 17, 1996.

                                EXHIBIT 3.9
                         ENVIRONMENTAL DISCLOSURES

Incidents of Non-Compliance:

1. Blow out Preventor test using lower pressure than required for the OCS-G 7049 #4 Well.

2. Blow out Preventor test did not indicate that each component was effectively holding pressure for the OCS-G 7049 #4 Well.

Other:

1.   OCS-G 7049 #3 Well

          -loss from the MV Hoss Fortune of 2 drums containing 2 gallons each of engine oil and "rig-rite" BOP fluid

          -loss from a waste boat while traveling from Grand Isle base to the Treasure Stawinner of a pallet containing miscellaneous items from National Oilwell.

          -loss of anchor shackle, and some chain which broke from chain while demooring the rig and left on the bottom (below mudline) at 3300 feet.

ALL OF THE ABOVE WERE REPORTED TO THE MMS.

                              EXHIBIT 5.2(a)
                TO PURCHASE AND SALE AND EXCHANGE AGREEMENT

                      FORMS OF CONVEYANCE INSTRUMENTS

                                  FORM #1

STATE OF TEXAS

COUNTY OF HARRIS                                   OCS-G ________


              ASSIGNMENT OF OPERATING RIGHTS AND BILL OF SALE


          THIS Assignment and Bill of Sale (the "Assignment") is entered into and shall be effective as of 12:01 a.m., August 28, 1997 (hereinafter referred to as the "Effective Date"), by and between ____________________, a Texas corporation, (hereinafter referred to as "Assignor"), whose mailing address is _______________________; and, a Texas corporation (hereinafter referred to as "Assignee"), whose mailing address is
______________________________________.

                           W I T N E S S E T H:


     1. Sale. THAT, FOR AND IN CONSIDERATION of the sum of One Hundred and No/100 Dollars, cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed and for which due acquittance is hereby granted, Assignor does hereby BARGAIN, GRANT, SELL, TRANSFER, ASSIGN, and CONVEY unto Assignee an undivided twenty percent (20%) operating rights interest in and to the following described properties (the "Assets"):

     a. The oil, gas and mineral lease described on Exhibit 1, Part (a) (the "Lease"), together with a like interest with respect to the Lease in and to any and all (i) mineral interests, (ii) overriding or landowners' royalty interests, (iii) surface and subsurface interests and rights, (iv) beneficial, convertible or reversionary interests, (v) interest owned, claimed or acquired, or to be owned, claimed or acquired, by agreement, (vi) production payments, (vii) contractual interests owned pursuant to participation agreements, operating agreements or similar agreements, and (viii) any and all like or unlike interests, including without limitation those specific items identified on
          Exhibit 1, Part (a). This shall include any contractual rights providing for the acquisition or earning of any of the foregoing, and Assignor's rights in respect of any pooled, communitized or unitized acreage of which any of the foregoing is a part. (All of the foregoing shall be referred to herein collectively as the "Leasehold Interests.")

     b. Any and all wells wellbores pipe, gathering lines, compressors, facilities equipment, platforms, pipelines and any and all other personal, real, movable and immovable property, fixtures or equipment which are located on or used directly in connection with the production, treatment or transportation of oil and gas front the Leasehold Interests, including, without limitation, those items specifically identified on Exhibit 1, Part (b), but specifically excluding the vessel Allegheny (the "Equipment").

     c. Any and all easements, rights-of-way, and subsurface and surface rights associated or used in connection with any such easements or rights-of-way, which easements, rights-of-way and subsurface and surface rights have been obtained for use in connection with the Leasehold Interests ("the Gathering Facilities").

     d. Any and all oil, gas and other minerals produced from or attributable to the Leasehold Interests on or after the Effective Date.

     e. To the extent the same are assignable or transferable by Assignor and to the extent and only to the extent that the same relate to the ownership or operation of the Leasehold Interests, the Gathering Facilities or the Equipment on or after the Effective Date, a like interest in and to all orders, contracts, agreements (including without limitation all operating agreements, transportation agreements, unit agreements, participation agreements and processing agreements), instruments, licenses, authorizations, permits, audits, claims, liens, suits settlements and demands, and other rights, privileges, benefits and powers conferred upon Assignor, including, but not limited to those listed on Exhibit 1 part (c).

     TO HAVE AND TO HOLD unto Assignee, subject to the terms, conditions and reservation hereinbelow recounted.

     2.   Title Warranty.  Assignor warrants that:

     a. Except as specifically set forth in the Purchase and Sale and Acreage Exchange Agreement described in Article 10. below or under the contracts and agreements listed in Exhibit 1 to this Assignment, and further except as a consequence of the formation of a unit, neither Assignor nor any parent, subsidiary or affiliate of Assignor during their respective periods of ownership has (A) executed any deed, conveyance, assignment or other instrument as an assignor, grantor, sublessor or in another capacity or (B) has breached any obligation under the Lease that would (i) result now or in the future, in Assignee's being entitled to receive less than the net revenue interest for the Lease, well or unit set forth in Exhibit 1 of all oil and gas in, under, and that may be produced, saved and marketed from or attributable to such Lease, well or unit, or (ii) obligate now or in the future, Assignee to beat the costs and expenses relating to the maintenance, development and operation of such Lease, well or unit in an amount greater than the working interest for the Lease, well or unit set forth in Exhibit 1, unless the net revenue interest attributable to said working interest is increased by a proportionate or greater amount; and

     b. Except as specifically set forth in the Purchase and Sale and Acreage Exchange Agreement described in Section 9. below or under the contracts and agreements listed in Exhibit 1 to this Assignment, the Assets are free of all liens, mortgages, charges, pledges, security interests and encumbrances;

(the limited warranty set forth in subparagraphs (a) and (b) above shall hereinafter be referred to as the "Special Limited Warranty"). Assignor shall convey the Assets with no warranty whatsoever other that the Special Limited Warranty, but with full substitution and subrogation to Assignee in and to all covenants, agreements, representations and warranties made by others heretofore given or made it connection with the Assets or any part thereof.

     3. Acceptance. Assignee accepts this Assignment and acknowledges delivery of the Assets and accepts the obligations as provided in the Purchase and Sale and Acreage Exchange Agreement described in Section 9. below (including those contracts and agreements listed on Exhibit 1 of this Assignment, insofar and only insofar as such contracts and agreements cover, pertain or apply to the Leasehold Interests), on or after the Effective Date.

     4. Other Warranty Provisions. Except as may be specifically set forth to the contrary in the Purchase and Sale Agreement, Assignee acknowledges that (a) Assignor has not made any warranty or representation, whether express, implied, at common law, by statute or otherwise, relating to the fitness for an intended purpose or condition of any movable property constituting a portion of the Assets and (b) Assignee shall acquire such personal property in "AS IS, WHERE IS" condition. Except as may be specifically set forth to the contrary in the Purchase and Sale Agreement described in Section 9. below (the "Agreement"), Assignee acknowledges that Assignor has made no representations or warranties whatever, expressed or implied, (Assignor having hereby expressly disclaimed all such warranties) as to the accuracy, completeness, or materiality of any data, information, record or materials now, heretofore, or hereafter made available in connection with this Agreement (including. without limitation, any descriptions of oil and gas leases; quality or quantity or hydrocarbon reserves attributable to the Assets, if any; production rates, exploratory or development drilling opportunities, decline rates, potential for production of hydrocarbons from the Assets; the environmental condition of said Assets; the legal, tax or other consequences of owning Assignor's interest in the Assets; or any other information contained in any material furnished in connection with this transaction). Any and all such data, information, records or materials furnished by Assignor to Assignee is provided as a convenience only and any reliance on or use of same is at the Assignee's sole risk. EXCEPT AS MAY BE SPECIFICALLY SET FORTH TO THE CONTRARY IN THE PURCHASE AND SALE AND ACREAGE EXCHANGE AGREEMENT, WITHOUT
LIMITING THE GENERALITY OF THIS PARAGRAPH, ASSIGNOR DISCLAIMS AND NEGATES AS TO ANY PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES SUBJECT TO THIS AGREEMENT (INCLUDING ALL WELLS): (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EMPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR S.AMPLE OR MATTERIALS. THE ASSIGNEE EXPRESSLY AGREES THAT TITLE TO SUCH PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES WILL BE ACCEPTED "AS IS", "WHERE IS", "WITH ALL FAULTS" AND IN ITS PRESENT CONDITION AND STATE OF REPAIR.

     5. Liability of Successors. The terms, conditions, rights and obligations of this Assignment shall run with the land and extend to and be binding upon the parties hereto and their respective successors, heirs and/or assigns.

     6. Counterparts. This Assignment may be executed in several original counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. The signature pages of the counterparts may be amalgamated to form complete documents for the purpose of recording complete documents in the public registries.

     7. Severability. If any provision of this Assignment is invalid or unenforceable in part or in whole in any jurisdiction applicable to this Assignment then, to the extent permitted by applicable law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of such provision in any jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

     8. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICT OF LAW RULES THAT WOULD DIRECT APPLICATION OF THE. LAWS OF ANOTHER JURISDICTION.

     9. Purchase and Sale and Acreage Exchange Agreement. Notwithstanding anything to the contrary provided herein, this Assignment shall at all times be subject to the terms, conditions and exceptions contained in that certain unrecorded Purchase and Sale and Acreage Exchange Agreement dated the same date as the effective date of this Assignment by and between
Assignor and Assignee. The unrecorded Purchase and Sale and Acreage Exchange Agreement shall at all times govern the rights of the parties in and to the Assets. All interested parties are hereby given notice of the existence of the unrecorded Purchase and Sale and Acreage Exchange Agreement.

     10. MMS Approval. This Assignment is expressly made subject to the approval of the Minerals Management Service, United States Department of the Interior.

     IN WITNESS WHEREFOF, this Assignment is executed in multiple originals and in the presence of the undersigned witnesses on this _____th day of August, 1997, but to be effective as of the Effective Date.

                                   ASSIGNOR:

                                   ______________________________
WITNESSES:                         ______________________________
Name:________________________      Name:__________________________
                                   Title:___________________________
Name:________________________

                                   ASSIGNEE:

                                   ______________________________
WITNESSES:                         ______________________________
Name:________________________      Name:__________________________
                                   Title:___________________________
Name:________________________


STATE OF TEXAS

COUNTY OF HARRIS


     BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

     __________________________, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as _________________________ of Enserch Exploration, Inc., a Texas corporation, on behalf of said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

     THUS  DONE, READ AND SIGNED in the State and County aforesaid, in  the
presence   of   ___________________  and  ________________________________,
competent witnesses, on the ____th day of August. 1997.

WITNESSES:
_______________________________    ______________________________
_______________________________
                                   ______________________________
                                   ______________________________
                                   Notary Public in and for the
                                   State of Texas

My Commission expires:
________________________


STATE OF TEXAS

COUNTY OF HARRIS


     BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

     ______________________________, to  me  personally  known  to  be  the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as ____________________________ of Reading & Bates Development Co., a Texas corporation, on behalf of the said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

     THUS  DONE, READ AND SIGNED in the State and County aforesaid, in  the
presence           of          ______________________________           and
______________________________, competent witnesses, on the  ___th  day  of
August, 1997.

WITNESSES:
_______________________________    ______________________________
_______________________________
                                   ______________________________
                                   ______________________________
                                   Notary Public in and for the
                                   State of Texas

My Commission expires:
________________________

                                  FORM #2

STATE OF TEXAS                              OCS-G__________

COUNTY OF HARRIS

                    ASSIGNMENT OF RECORD TITLE INTEREST

          THIS Assignment of Record Title Interest (the "Assignment") is entered into and shall be effective as of 12:01 a.m., August 28, 1997 (hereinafter referred to as the "Effective Date"), by and between ______________________________, a Texas corporation, (hereinafter referred
to       as      "Assignor"),      whose      mailing      address       is
___________________________________; and ______________________________,  a
Texas corporation (hereinafter referred to as "Assignee"), whose mailing address is _______________________________.

WITNESSETH:

     1. Sale. THAT, FOR AND IN CONSIDERATION of the sum of One Hundred and No/100 Dollars, cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed and for which due acquittance is hereby granted, Assignor does hereby BARGAIN, GRANT, SELL, TRANSFER, ASSIGN, and CONVEY unto Assignee an undivided __________ percent (_____%) record title interest in and to the following described properties (the "Assets"):

     a.   The  oil, gas and mineral lease described on Exhibit 1, Part  (a)
          the "Lease", together with a like interest with respect to the Lease in and to any and all (i) mineral interests, (ii) overriding or landowners' royalty interests, (iii) surface and subsurface interests and rights, (iv) beneficial, convertible or reversionary interests, (v) interest owned, claimed or acquired, or to be owned, claimed or acquired, by agreement, (vi) production payments, (vii) contractual interests owned pursuant to participation agreements, operating agreements or similar agreements, and (viii) any and all like or unlike interests, including without limitation those specific items identified on
          Exhibit 1, Part (a). This shall include any contractual rights providing for the acquisition or earning of any of the foregoing, and Assignor's rights in respect of any pooled, communitized of unitized acreage of which any of the foregoing is a part. (All of the foregoing shall be referred to herein collectively as the "Leasehold Interests.")

     b. Any and all easements, rights-of-way, and subsurface and surface rights associated or used in connection with any such easements or rights-of-way, which easements, rights-of-way and subsurface and surface rights have been obtained for use in connection with the Leasehold Interests.

     c. Any and all oil, gas and other minerals produced from or attributable to the Leasehold Interests on or after the Effective Date.

     d. To the extent the same are assignable or transferable by Assignor and to the extent and only to the extent that the same relate to the ownership or operation of the Leasehold Interests, on or after the Effective Date, a like interest in and to all orders, contracts, agreements (including without limitation all operating agreements, transportation agreements, unit agreements, participation agreements and processing agreements), instruments, licenses, authorizations, permits, audits, claims, liens, suits, settlements and demands, and other rights, privileges, benefits and powers conferred upon Assignor, including, but not limited to those listed on Exhibit 1 part (c).

     TO HAVE AND TO HOLD unto Assignee, subject to the terms, conditions and reservations hereinbelow recounted.

     2.   Title Warranty.  Assignor warrants that:

     a. Except as specifically set forth in the Purchase and Sale and Acreage Exchange Agreement described in Article 10. below or under the contracts and agreements listed in Exhibit 1 to this Assignment, and further except as a consequence of the formation of a unit, neither Assignor nor any parent, subsidiary or affiliate of Assignor during their respective periods of ownership has (A) executed any deed, conveyance, assignment or other instrument as an assignor, grantor, sublessor or in another capacity or (B) has breached any obligation under the Lease that would (i) result now or in the future, in Assignee's being entitled to receive less than the net revenue interest for the Lease, well or unit set forth in Exhibit 1 of all oil and gas in, under, and that may be produced, saved and marketed from or attributable to such Lease, well or unit, or (ii) obligate now or in the future, Assignee to bear the costs and expenses relating to the maintenance, development and operation of such Lease, well or unit in an amount greater than the working interest for the Lease, well or unit set forth in Exhibit 1, unless the net revenue interest attributable to said working interest is increased by a proportionate or greater amount; and

     b. Except as specifically set forth in the Purchase and Sale and Acreage Exchange Agreement described in Section 9. below or under the contracts and agreements listed in Exhibit 1 to this Assignment, the Assets are free of all liens, mortgages, charges, pledges, security interests and encumbrances;

(the limited warranty set forth in subparagraphs (a) and (b) above shall hereinafter be referred to as the "Special Limited Warranty"). Assignor shall convey the Assets with no warranty whatsoever other than the Special Limited Warranty, but with full substitution and subrogation to Assignee in and to all covenants, agreements, representations and warranties made by others heretofore given or made in connection with the Assets or any part thereof.

     3. Acceptance. Assignee accepts this Assignment and acknowledges delivery of the Assets and accepts the obligations as provided in the Purchase and Sale and Acreage Exchange Agreement described in Section 9. below (including those contracts and agreements listed on Exhibit 1 of this Assignment, insofar and only insofar as such contracts and agreements cover, pertain or apply to the Leasehold Interests), on or after the Effective Date.

     4.    Other  Warranty Provisions.  Except as may be  specifically  set forth to the contrary in the Purchase and Sale and Acreage Exchange Agreement, Assignee acknowledges that (a) Assignor has not made any warranty or representation, whether express, implied, at common law, by statute or otherwise, relating to the fitness for an intended purpose or condition of any movable property constituting a portion of the Assets and
(b) Assignee shall acquire such personal property in "AS IS, WHERE IS" condition. Except as may be specifically set forth to the contrary in the Purchase and Sale and Acreage Exchange Agreement described in Section 9. below (the "Agreement"), Assignee acknowledges that Assignor has made no representations or warranties whatever, expressed or implied, (Assignor having hereby expressly disclaimed all such warranties) as to the accuracy, completeness, or materiality of any data, information, record or materials now, heretofore, or hereafter made available in connection with this Agreement (including, without limitation, any descriptions of oil and gas leases; quality or quantity or hydrocarbon reserves attributable to the Assets, if any; production rates, exploratory or development drilling opportunities, decline rates, potential for production of hydrocarbons from the Assets; the environmental condition of said Assets; the legal, tax or other consequences of owning Assignor's interest in the Assets; or any other information contained in any material furnished in connection with this transaction). Any and all such data, information, records or materials furnished by Assignor to Assignee is provided as a convenience only and any reliance on or use of same is at the Assignee's sole risk. EXCEPT AS MAY BE SPECIFICALLY SET FORTH TO THE CONTRARY IN THE PURCHASE AND SALE AND ACREAGE EXCHANGE AGREEMENT, WITHOUT LIMITING THE GENERALITY OF THIS PARAGRAPH, ASSIGNOR DISCLAIMS AND NEGATES AS TO ANY PERSONAL PROPERTY,
FIXTURES, IMPROVEMENTS AND APPURTENANCES SUBJECT TO THIS AGREEMENT (INCLUDING ALL WELLS): (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLE OR MATERIALS. THE ASSIGNEE EXPRESSLY AGREES THAT TITLE TO SUCH PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES WILL BE ACCEPTED "AS IS", "WHERE IS", "WITH ALL FAULTS", AND IN ITS PRESENT CONDITION AND STATE OF REPAIR.

     5. Liability of Successors. The terms, conditions, rights and obligations of this Assignment shall run with the land and extend to and be binding upon the parties hereto and their respective successors, heirs and/or assigns.

     6. Counterparts. This Assignment may be executed in several original counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. The signature pages of the counterparts may be amalgamated to form complete documents for the purpose of recording complete documents in the public registries.

     7. Severability. If any provision of this Assignment is invalid or unenforceable in part or in whole in any jurisdiction applicable to this Assignment, then, to the extent permitted by applicable law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of such provision in any jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

     8. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICT OF LAW RULES THAT WOULD DIRECT APPLICATION OF THE LAWS OF ANOTEHR JURISDICTION.

     9. Purchase and Sale and Acreage Exchange Agreement. Notwithstanding anything to the contrary provided herein, this Assignment shall at all times be subject to the terms, conditions and exceptions contained in that certain unrecorded Purchase and Sale and Acreage Exchange Agreement dated the same date as the effective date of this Assignment by and between Assignor and Assignee. The unrecorded Purchase and Sale and Acreage Exchange Agreement shall at all times govern the rights of the parties in and to the Assets. All interested parties are hereby given notice of the existence of the unrecorded Purchase and Sale and Acreage Exchange Agreement.

     10. MMS Approval. This Assignment is expressly made subject to the approval of the Minerals Management Service, United States Department of the Interior.

        IN WITNESS WHEREFORE, this Assignment is executed in multiple originals and in the presence of the undersigned witnesses on this this _____th day of August, 1997, but to be effective as of the Effective Date.

                                   ASSIGNOR:
                                   ______________________________
WITNESSES:
                                   ______________________________
Name:________________________
                                   Name:_________________________
                                   Title:__________________________
Name:________________________

                                   ASSIGNEE:
                                   ______________________________
WITNESSES:
                                   ______________________________
Name:________________________
                                   Name:_________________________
                                   Title:__________________________
Name:________________________

STATE OF TEXAS

COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

     ______________________________, to  me  personally  known  to  be  the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as ___________________________________of Enserch Exploration,
Inc., a Texas corporation, or behalf of said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

     THUS  DONE, READ AND SIGNED in the State and County aforesaid, in  the
presence                  of                 ______________________________
and______________________________, competent witnesses, on the ___th day of
August, 1997.

WITNESSES:
_______________________________    ______________________________
_______________________________
                                   ______________________________
                                   ______________________________
                                   Notary Public in and for the
                                   State of Texas

My Commission expires:
________________________


STATE OF TEXAS

COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

     ______________________________, to  me  personally  known  to  be  the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as ______________________________ of Reading & Bates
Development Co., a Texas corporation, on behalf of the said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

     THUS  DONE, READ AND SIGNED in the State and County aforesaid, in  the
presence           of          ______________________________           and
______________________________, competent witnesses, on the  ___th  day  of
August, 1997.

WITNESSES:
_____________________________      ______________________________
_____________________________

                                   ______________________________
                                   Notary Public in and for the
                                   State of Texas

My Commission expires:
________________________